UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  SEPTEMBER 15, 2006
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

            001-09974                                   13-2866202
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    (Commission File Number)                 (IRS Employer Identification No.)

              60 EXECUTIVE BOULEVARD
               FARMINGDALE, NEW YORK                                  11735
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     (Address of Principal Executive Offices)                      (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Enzo Biochem, Inc. (the "Company"), along with its subsidiary Enzo Life Sciences, Inc. and Yale University, entered into a Settlement Agreement and Release, effective September 15, 2006 (the "Agreement"), with Sigma-Aldrich Corp., Sigma Chemical Company, Inc., Sigma-Aldrich Co. and Sigma-Aldrich, Inc. (collectively, "Sigma").

         As a result of the Agreement, the Company will recognize $2,000,000 in the fiscal quarter ending October 31, 2006.

         The Agreement is filed with this current report as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS.

Exhibit No.       Description
-----------       -----------

10.1 Settlement Agreement and Release, effective September 15, 2006, among Enzo Biochem, Inc., Enzo Life Sciences, Inc., Yale University, Sigma-Aldrich Corp., Sigma Chemical Company, Inc., Sigma-Aldrich Co. and Sigma-Aldrich, Inc.*


* Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ENZO BIOCHEM, INC.



Date:  September 21, 2006              By: /s/ BARRY WEINER
                                           -------------------------------------
                                           Barry Weiner
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

10.1 Settlement Agreement and Release, effective September 15, 2006, among Enzo Biochem, Inc., Enzo Life Sciences, Inc., Yale University, Sigma-Aldrich Corp., Sigma Chemical Company, Inc., Sigma-Aldrich Co. and Sigma-Aldrich, Inc.*


* Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment.